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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 10, 2001, included in Coldwater Creek Inc.'s Form 10-K for the year ended March 3, 2001 and to all references to our Firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP

Boise, Idaho
February 6, 2002